Filed Pursuant to
Rule 497(a)(1)
File No. 333-150006
Rule 482ad
Allied Capital Prices Public Offering of Common Stock
Washington, DC — May 16, 2008 — Allied Capital Corporation (NYSE: ALD) announced today that the Company has completed the sale of 9,000,000 shares of common stock at $20.45 per share for total proceeds, before the underwriting discount and estimated offering expenses, of $184.1 million. Net proceeds, after the underwriting discount and estimated offering expenses, were $175.3 million. Allied Capital has granted the underwriters a 30-day option to purchase up to an additional 1,350,000 shares to cover over-allotments, if any. The offering is subject to customary closing conditions and is expected to close on May 21, 2008. The shares were issued from the Company’s shelf registration statement on file with the Securities and Exchange Commission.
The Company intends to use the net proceeds of the offering to reduce borrowings under its revolving line of credit, to invest in debt or equity securities in primarily privately negotiated transactions, and for other general corporate purposes. Morgan Stanley, Citi, Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated acted as joint book-running managers for the offering. BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Davenport & Company LLC and Morgan Keegan & Company, Inc. acted as co-managers for the offering.
This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement, dated May 16, 2008, and prospectus, dated May 14, 2008, contain this and other information about Allied Capital Corporation and should be read carefully before investing. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Morgan Stanley & Co. Incorporated, Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, telephone: 1-866-718-1649 or via e-mail at prospectus@morganstanley.com, Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220, Attn: Prospectus Department, telephone: 1-800-831-9146, Deutsche Bank Securities Inc by calling toll free 1-800-503-4611 and Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 250 Vesey Street, New York, NY 10080.
About Allied Capital
Allied Capital is a leading business development company (BDC) in the U.S. that invests private debt and equity capital in middle market businesses nationwide. Founded in 1958 and operating as a public company since 1960, Allied Capital is celebrating 50 years of investing in and supporting the U.S. entrepreneurial economy.
Allied Capital provides long-term debt and equity capital for management and sponsor-led buyouts, and for recapitalizations, acquisitions and growth of middle market companies. Allied Capital’s one-stop financing capabilities include first and second lien senior loans, unitranche debt, junior or subordinated debt and equity. Allied Capital seeks to invest in stable, less cyclical companies that produce significant free cash flow and high returns on invested capital. At March 31, 2008, the company’s private finance portfolio included investments in 124 companies that generate aggregate revenues of over $13 billion and employ more than 98,000 people.

Allied Capital provides flexible, competitive debt and equity capital for management and sponsor-led buyouts, recapitalizations, acquisitions and growth of middle market companies. Allied Capital’s seamless, one-stop financing capabilities include first and second lien senior loans, unitranche debt, junior or mezzanine debt and equity.
Headquartered in Washington, DC, Allied Capital offers shareholders the opportunity to participate in the private equity industry through an investment in the company’s New York Stock Exchange-listed stock, which is traded under the symbol ALD. For more information, please visit www.alliedcapital.com, call Allied Capital investor relations toll-free at (888) 818-5298, or e-mail us at ir@alliedcapital.com.
Forward-Looking Statements
The information contained in this press release includes forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements, and these factors are enumerated in Allied Capital’s filings with the Securities and Exchange Commission. This press release should be read in conjunction with the company’s recent SEC filings.
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